Exhibit 32.1



                          NEW WORLD ENTERTAINMENT CORP.

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of New World Entertainment Corp. on Form 10-QSB for the period ended March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michelle Dobson, President of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to New World Entertainment Corp. and will be retained by World Entertainment Corp. and furnished to the Securities and Exchange Commission or its staff upon request.



              /s/ Michelle Dobson
              -------------------
              Michelle Dobson
              President
              May 22, 2006